SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2011

DIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-108853

Delaware	80-0010497
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

DIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-97427

Delaware	39-1877511
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin	53177-0902
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (262) 631-4001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 25, 2011, Diversey, Inc. (the “Company”) issued a press release announcing the geographical realignment of its operating regions and the appointment of executives to lead the four operating regions. The realignment is expected to be effective later in fiscal year 2011. A copy of the press release is filed as Exhibit 99.1 and is hereby incorporated by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements and other statements identified by words such as “intend,” “will,” “expect,” “should” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual results to differ materially from those projected in such statements. Factors that could cause or contribute to actual results differing materially from such forward-looking statements are discussed in the Company’s reports that are filed with the Securities and Exchange Commission. Forward looking statements speak only as of their date. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in its expectations.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release, dated January 25, 2011.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSEY HOLDINGS, INC.

Date: January 25, 2011	By:	/s/ Scott D. Russell
Scott D. Russell
Chief Compliance Officer, Executive Vice President, General Counsel & Secretary

DIVERSEY, INC.

Date: January 25, 2011	By:	/s/ Scott D. Russell
Scott D. Russell
Chief Compliance Officer, Executive Vice President, General Counsel & Secretary

DIVERSEY HOLDINGS, INC.

DIVERSEY, INC.

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release, dated January 25, 2011.